Exhibit 99.1

CERTIFICATIONS
Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Robert T. Brady, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of Moog Inc. (the Company) fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2003

S/ROBERT T. BRADY/S
 ROBERT T. BRADY
Chairman
Chief Executive Officer

A signed original of the written statement required by Section 906 has been provided to Moog Inc. and will be retained by Moog and furnished to the Securities and Exchange Commission or its staff upon request.

I, Robert R. Banta, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 of Moog Inc. (the Company) fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2003

S/ROBERT R. BANTA/S
 ROBERT R. BANTA
Executive Vice President
Chief Financial Officer

A signed original of the written statement required by Section 906 has been provided to Moog Inc. and will be retained by Moog and furnished to the Securities and Exchange Commission or its staff upon request.